                                                                   EXHIBIT 3(II)


                                 UNITOG COMPANY


                            (a Delaware corporation)





                                     FOURTH
                              AMENDED AND RESTATED
                                     BYLAWS

                               TABLE OF CONTENTS



                                                                  Page

      OFFICES AND RECORDS

           1.  Registered Office and Registered Agent              1
           2.  Corporate Offices                                   1

      STOCKHOLDERS' MEETINGS

           3.  Place of Meetings                                   1
           4.  Annual Meetings                                     1
           5.  Special Meetings                                    1
           6.  Action by Consent in Lieu of Meeting                2
           7.  Notice of Meetings                                  2
           8.  Notice of Stockholder Business at Meetings          2
           9.  Nomination of Director Candidates                   4
          10.  Quorum, Adjournments                                4
          11.  Voting                                              5
          12.  Stockholders' Lists                                 5
          13.  Presiding Officer, Order of Business                5

       DIRECTORS

          14.  Number and Tenure                                   6
          15.  Powers of the Board                                 7
          16.  Meetings of the Newly-Elected Board, Notice         7
          17.  Regular Meetings, Notice                            7
          18.  Special Meetings, Notice                            8
          19.  Action in Lieu of Meeting                           8
          20.  Meetings by Telephone or Similar Communication
               Equipment                                           8
          21.  Quorum, Adjournments                                8
          22.  Waiver                                              9
          23.  Vacancies                                           9
          24.  Removal, Resignation                                9
          25.  Compensation                                       10

       COMMITTEES

          26.  Executive Committee                                10
          27.  Powers                                             10
          28.  Procedure, Meetings                                10
          29.  Quorum                                             10
          30.  Other Committees                                   10
          31.  Vacancies, Changes, Discharge                      11
          32.  Compensation                                       11
          33.  Action by Consent in Lieu of Meeting               11


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          34.  Meetings by Telephone or Similar Communication
               Equipment
                                                                  11
       NOTICES

          35.  Form, Delivery                                     11
          36.  Waiver                                             11

       OFFICERS

          37.  Designations                                       12
          38.  Term of Office                                     12
          39.  Removal                                            12
          40.  Compensation                                       12
          41.  The Chairman of the Board                          12
          42.  The Vice Chairman of the Board                     12
          43.  The President                                      13
          44.  Vice Presidents                                    13
          45.  The Secretary and Assistant Secretaries            13
          46.  The Treasurer and Assistant Treasurers             14

       INDEMNIFICATION

          47.  Indemnification of Directors, Officers,
               Employees and Agents                               15

       STOCK CERTIFICATES

          48.  Form, Signatures                                   19
          49.  Lost, Stolen or Destroyed Certificates             19
          50.  Transfer of Shares, Transfer Agent, Registrar      19
          51.  Record Date                                        20

       GENERAL PROVISIONS

          52.  Dividends                                          21
          53.  Reserves                                           21
          54.  Checks                                             21
          55.  Fiscal Year                                        21
          56.  Corporate Seal                                     21
          57.  Severability                                       21

       AMENDMENTS

          58.  Amendments                                         22

                                     FOURTH

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                                 UNITOG COMPANY
                            (A Delaware Corporation)


                              OFFICES AND RECORDS

      1. Registered Office and Registered Agent. The registered office of Unitog Company (the Corporation) shall be established and maintained at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware, and The Corporation Trust Company shall be the registered agent of this Corporation in charge thereof.

      2. Corporate Offices. The Corporation may also have such corporate offices, anywhere within and without the State of Delaware as the Board of Directors from time to time may appoint, or the business of the Corporation may require.

                             STOCKHOLDERS' MEETINGS

      3. Place of Meetings. All meetings of the stockholders shall be held at the principal business office of the Corporation in Delaware, except such meetings as the Board of Directors to the extent permissible by law expressly determines shall be held elsewhere, in which case such meetings may be held, upon notice thereof as hereinafter provided, at such other place or places, within or without the State of Delaware, as said Board of Directors shall have determined, and as shall be stated in such notice; and, unless specifically prohibited by law, any meeting may be held at any place and time, and for any purpose, if consented to in writing by all of the stockholders entitled to vote thereat.

      4. Annual Meetings. An annual meeting of stockholders shall be held each year on the fourth Thursday in May at 10:00 a.m., Kansas City time, when they shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

      5. Special Meetings. Special meetings of the stockholders may be held for any purpose or purposes. They may be called by resolution of the directors or by stockholders holding ten percent (10%) or more of the outstanding shares of all classes of stock of the Corporation then entitled to vote at an election of directors voting as one class.

          The call and the notice of any such meeting shall be deemed to be synonymous.

      6. Action by Consent in Lieu of Meeting. Any action required or permitted by law or the Certificate of Incorporation to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action so taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present or represented by proxy and voted, unless otherwise provided in the Certificate of Incorporation. Written consents of stockholders shall bear the date of each stockholder's signature, and no written consent will be effective unless written consents, signed by a sufficient number of holders to take action, are delivered to the Corporation within 60 days of the date of the earliest consent delivered to the Corporation. Such written consent shall be filed with the minutes of meetings of stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing thereto.

      7.  Notice of Meetings.

          (a) Written or printed notice of each meeting of the stockholders, whether annual or special, stating the place, date and hour of the meeting, and, in case of a special meeting, the purpose or purposes thereof, shall be delivered or given to each stockholder entitled to vote thereat, not less than 10 days nor more than 60 days prior to the meeting, unless, as to a particular matter, other or further notice is required by law, in which case such other or further notice shall be given. In addition to such written notice, published notice shall be given in the manner then required by law.

               Any notice of a stockholders meeting sent by mail shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid addressed to the stockholder at his address as it appears on the records of the Corporation.

          (b) Whenever any notice is required to be given under the provisions of these Bylaws, or the Certificate of Incorporation of the Corporation or any law, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed the equivalent to the giving of such notice.

               To the extent provided by law, attendance at any meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business the meeting is not lawfully called or convened.

      8. Notice of Stockholder Business at Meetings. At any meeting of stockholders, annual or special, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting as hereinafter provided. For a proposal to be properly brought before a meeting, each item of business must either (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the persons calling the meeting as herein provided, (b) be otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) be otherwise properly brought before the meeting by a stockholder of record entitled to vote at such meeting as hereinafter provided. For a proposal to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the meeting of stockholders and, in the case of a special meeting, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting of stockholders was mailed; provided, however, if a stockholder gives notice to the Secretary of the Corporation of a proposal to be brought before an annual meeting of stockholders not less than one hundred twenty (120) calendar days in advance of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders in order to have such matter included in the proxy statement and form of proxy for such meeting, such notice shall be considered timely. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting
(a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of record of the stockholder proposing the business and any other stockholders known by such stockholder to be supporting the proposal, (c) the class or classes of stock and number of shares of such class or classes of stock which are beneficially owned by the proposing stockholder or stockholders on the date of the stockholder notice, and (d) any material interest of the proposing stockholder or stockholders in the proposal.

          Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 8. The Board of Directors shall reject any stockholder proposal submitted for consideration at a meeting of stockholders which is not made in accordance with the terms of this Section 8 or which in their judgment is not a proper subject for stockholder action, in accordance with provisions of applicable law. Alternatively, if the Board of Directors fails to consider the validity of any such stockholder proposal, the presiding officer of the meeting of stockholders shall reject any stockholder proposal submitted for consideration at a meeting of stockholders which is not made in accordance with Section 8 or which in his judgment is not a proper subject for stockholder action and shall, if the facts warrant, determine and declare to the persons attending the meeting that the business was not properly brought before the meeting in accordance with the provisions of this
Section 8, and he shall further declare that any such business not properly brought before such meeting shall not be transacted. The Board of Directors or, as the case may be, the presiding officer of the meeting shall have absolute authority to decide questions of compliance with the foregoing procedures and the Board of Directors or, as the case may be, the presiding officer's ruling thereon shall be final and conclusive. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of stockholders of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such meeting unless stated, filed and received as herein provided.

      9. Nomination of Director Candidates. To be qualified for election as a director, persons must be nominated in accordance with the procedures set forth in this Section 9. Nominations of candidates for election to the Board of Directors of the Corporation may be made only by or at the direction of the Board of Directors or by a stockholder of record entitled to vote at such meeting of stockholders. All such nominations, except those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received by the Secretary not less than sixty (60) days nor more than ninety (90) days prior to the meeting of stockholders; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting of stockholders is given or made to stockholders, to be timely, notice of a nomination delivered by such stockholder must be received by the Secretary not later than the close of business on the tenth day following the day on which notice of the date of the meeting of stockholders was mailed or such public disclosure was made to the stockholders. Such stockholder's notice shall set forth (a) the name, age, business address and residence address, and the principal occupation or employment of any nominee proposed in such notice, (b) the name and address of the stockholder or stockholders giving the notice as the same appears in the Corporation's stock ledger, (c) the number of shares of capital stock of the Corporation which are beneficially owned by any such nominee and by such nominating stockholder or stockholders, and (d) such other information concerning any such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee.

          At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary the information required by this Section 9 to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Chairman of a meeting of stockholders shall, if the facts warrant, determine and declare at such meeting of stockholders that such nomination was not made in accordance with the procedures prescribed by this Section 9, and he shall further declare that the defective nomination shall be disregarded. The Chairman of a meeting of stockholders shall have absolute authority to decide questions of compliance with the foregoing procedures and his ruling thereon shall be final and conclusive.

     10. Quorum, Adjournments. Except as otherwise may be provided by law or by the Certificate of Incorporation or the Bylaws, the holders of a majority of the voting shares issued and outstanding, and entitled to vote thereat, present in person or by proxy, shall be requisite for and shall constitute a quorum, at all meetings of the stockholders, for the transaction of business. The affirmative vote of the majority in amount of shares of such quorum entitled to vote on the subject matter shall be the act of the stockholders and valid as a corporate act, except in those specific instances in which a larger vote is required by law or by the Certificate of Incorporation or the Bylaws; provided, however, the election of directors shall be by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote. If, however, such quorum should not be present at any meeting, the stockholders present and entitled to vote shall have power successively to adjourn the meeting without notice other than announcement at the meeting of the time and place of the adjourned meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     11.  Voting.

          (a) Except as otherwise provided by law, the Certificate of Incorporation, or, with respect to the preferred stock, a Certificate of Designations adopted by the Board of Directors and filed with the State of Delaware, each stockholder shall have one vote for each share of stock entitled to vote under the provisions of the Certificate of Incorporation which is registered in his name on the books of the Corporation.

          (b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

          (c) All elections shall be determined by a plurality vote, and, except as otherwise provided by law or the Certificate of Incorporation, all other matters shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting in such matters.

          (d) No person shall be admitted to vote on any shares belonging or hypothecated to the Corporation.

     12. Stockholders Lists. A complete list of the stockholders entitled to vote at each meeting of the stockholders, arranged in alphabetical order, with the address of, and the number of voting shares registered in the name of each stockholder, shall be prepared at least 10 days before every meeting of the stockholders by the officer of the Corporation having charge of the stock transfer books of the Corporation. Such list shall be open for examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of 10 days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     13.  Presiding Officer Order of Business.

          (a) Meetings of stockholders shall be presided over by the Chairman of the Board (if any), or if he is not present (or, if there is none) by the Vice Chairman of the Board, or if he is not present (or, if there is none) by the President, or if he is not present by the Vice President, or if he is not present by such person who may have been chosen by the Board of Directors, or if none of such persons is present by a chairman to be chosen by the stockholders owning a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he is not present, the Assistant Secretary, or, if he is not present, such persons may be chosen by the Board of Directors, shall act as secretary of stockholder meetings or, if none of such persons is present, the stockholders owning a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy shall choose any person present to act as secretary of the meeting.

          (b) The following order of business shall be observed as far as practicable and consistent with the purposes of the meeting, unless otherwise ordered at the meeting:

                1.  Call of the meeting to order.

                2. Presentation of proof of mailing of the notice of the meeting, the call thereof.

                3.  Presentation of proxies.

                4.  Announcement that a quorum is present.

                5. Reading and approval of the minutes of the previous meeting.

                6.  Reports of officers, if any.

                7. Election of directors, if the meeting is an annual meeting or a meeting called for that purpose.

                8. Consideration of the specific purpose or purposes for which the meeting has been called, other than the election of directors, if the meeting is a special meeting.

                9. Transaction of such other business as may properly come before the meeting.

               10.  Adjournment.

                                  DIRECTORS

     14. Number and Tenure. The number of directors which shall constitute the whole Board of Directors of the Corporation shall be no less than three (3) or more than twelve (12). Within the above specified limit, the number of directors shall be determined by resolution of the Board of Directors. The size of the Board shall remain constant unless changed by the Board pursuant to this Section. The Board of Directors shall be divided into three categories, Class A, Class B and Class C, with each category as nearly equal in number as possible. Directors of the first category (Class A) shall hold office for a term expiring at the annual meeting of stockholders in 1990; directors of the second category (Class B) shall hold office for a term expiring at the first succeeding annual meeting of stockholders after 1990; and directors of the third category (Class C) shall hold office for a term expiring at the second succeeding annual meeting of stockholders after 1990 and, in each case, until his successor is elected and qualified or until his earlier resignation or removal. At each annual meeting of the stockholders of the Corporation, the successors to the category of directors whose term shall then expire shall be elected to hold office for terms expiring at the third succeeding annual meeting after such election.

          There shall be no prerequisites or special qualifications for election as director of the Corporation. Each director shall hold office for the term for which he is elected and until his successor is elected and qualified, or until his earlier resignation or removal. Any increase or decrease in the authorized number of directors shall be apportioned by the Board of Directors among the categories so as to make all categories as nearly equal in number as possible. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

     15. Powers of the Board. The property and business of the Corporation shall be managed by the directors, acting as a Board. The Board shall have and is vested with all and unlimited powers and authorities, except as may be expressly limited by law, the Certificate of Incorporation or by these Bylaws, to do or cause to be done any and all lawful things for and in behalf of the Corporation, to exercise or cause to be exercised any or all of its powers, privileges and franchises, and to seek the effectuation of its objects and purposes.

     16. Meetings of the Newly-Elected Board, Notice. the members of each newly elected Board shall meet: (a) at such time and place, either within or without the State of Delaware, as shall be suggested or provided for by resolution of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting; provided, a quorum shall be present; or (b) if not so suggested or provided for by resolution of the stockholders or if a quorum shall not be present, the members of such Board may meet at such time and place as shall be consented to in writing by a majority of the newly-elected directors; provided that written or printed notice of such meeting shall be mailed, sent by telegram or delivered to each of the other directors in the same manner as provided in Section 18 of these Bylaws with respect to the giving of notice for special meetings of the Board except that it shall not be necessary to state the purpose of the meeting in such notice; or (c) regardless of whether or not the time and place of such meeting shall be suggested or provided for by resolution of the stockholders at the annual meeting, the members of such Board may meet at such time and place as shall be consented to in writing by all of the newly-elected directors. Each director, upon his election, shall qualify by accepting the office of director, and his attendance at, or his written approval of the minutes of, any meeting of the newly-elected directors shall constitute his acceptance of such office, or he may execute such acceptance by a separate writing, which shall be placed in the minute book.

     17. Regular Meetings, Notice. Regular meetings of the Board may be held without notice at such times and places either within or without the State of Delaware as shall from time to time e fixed by resolution adopted by the Board of Directors. Any business may be transacted at a regular meeting.

     18. Special Meetings, Notice. Special meetings of the Board may be called at any time by the Chairman of the Board, the President, any Vice President or the Secretary. The place may be within or without the State of Delaware as designated in the notice.

          Written or printed notice of each special meeting of the Board, stating the place, day and hour of the meeting and the purpose or purposes thereof, shall be mailed to each director at least three days before the day on which the meeting is to be held, or shall be sent to him by telegram, or be delivered, at least two days before the day on which the meeting is to be held. If mailed, such notice shall be deemed to be delivered when deposited in the United Stated mail with postage thereon addressed to the director at his residence or usual place of business. If notice be given by telegraph, such notice shall be deemed to be delivered when the same is delivered to the telegraph company. The notice may be given by any officer having authority to call the meeting or by any director.

          Notice and call with respect to such meeting shall be deemed to be synonymous.

     19. Action in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws or by law, any action required to be taken at a meeting of the Board of Directors or any other action which may be taken at a meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all members of the Board or committee entitled to vote with respect to the subject matter thereof, and the consent in writing is filed with the minutes of the proceedings of the Board of Directors. Any such consent signed by all the directors shall have the same effect as a unanimous vote and may be stated as such in any document describing the action taken by the Board of Directors.

     20. Meetings by Telephone or Similar Communication Equipment. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws or by law, members of the Board of Directors of the Corporation, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment, whereby all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.

     21. Quorum, Adjournments. At all meetings of the Board of Directors, a majority of the full Board of Directors shall, unless a greater number as to any particular matter is required by statute, the Certificate of Incorporation or these Bylaws, constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation, or by these Bylaws, shall be the act of the Board of Directors.

          If a quorum is not present at any meeting of the Board of Directors, the directors present may adjourn the meeting successively until a quorum is present, and no notice of adjournment shall be required other than announcement at the meeting.

     22. Waiver. Any notice provided or required to be given to the directors may be waived in writing by any of them, whether before, at, or after the time stated therein.

          Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where he attends for the express purpose, and so states at the opening of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     23. Vacancies. Unless otherwise provided by the Certificate of Incorporation these Bylaws or by law, vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any directors so chosen to fill such vacancies or newly created directorships shall hold office until the next election of directors of the category for which such directors shall have been chosen and until their successors are duly elected and qualified or until their earlier death, resignation or removal. If there are no directors in office, any officer, stockholder or an executor, administrator, trustee, guardian or similarly situated fiduciary of the stockholder may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, at which meeting such vacancies shall be filled. If, at the time of filling any vacancies or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole Board, as constituted immediately prior to any such increase, the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorship, or to replace the directors chosen by the directors then in office, which election shall be governed by the applicable provisions of the several corporation laws of Delaware.

     24.  Removal, Resignation.

          (a) Except as otherwise provided by law or the Certificate of Incorporation or these Bylaws, any director, directors or the entire Board of Directors may be removed for cause by the holders of a majority of the outstanding shares of all classes of stock of the Corporation then entitled to vote at an election of directors voting as one class and may be removed without cause by the holders of two-thirds (2/3) of the outstanding shares of all classes of stock of the Corporation then entitled to vote at an election of directors voting as one class. As used in these Bylaws, the term for cause is hereby exclusively defined and limited to mean conviction of a felony by a court of competent jurisdiction where such conviction is no longer subject to direct appeal or adjudication by a court of competent jurisdiction of liability for negligence or misconduct in the performance of the directors' duty to the corporation in a matter of substantial importance to the Corporation where such adjudication is no longer subject to direct appeal.

          (b) Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President, or the Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof to the Board of Directors or the designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

          (c) Unless otherwise provided in the Certificate of Incorporation or these Bylaws or by law, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

     25. Compensation. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors meetings as may from time to time be fixed by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

                                   COMMITTEES

     26. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board, may appoint an Executive Committee consisting of such members of the Board as designated, one of whom shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director, or his earlier resignation, unless sooner removed as a member or as a director.

     27. Powers. The Executive Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors and may authorize the seal of the Corporation to be affixed to all papers which may require it.

     28. Procedure, Meetings. The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of the Executive Committee shall provide. The Executive Committee shall keep regular minutes of its meetings and deliver such minutes to the Board of Directors.

          The Chairman of the Executive Committee, or, in his absence, a member of the Executive Committee chosen by a majority of the members present, shall preside at meetings of the Executive Committee, and another member thereof chosen by the Executive Committee.

     29. Quorum. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of the Executive Committee; provided, however, that when an Executive Committee of one member is authorized under the provisions of Section 26, such one member shall constitute a quorum.

     30. Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate such other committees in addition to the executive committee, any such other committee to consist of one or more directors of the Corporation. Such other committees, to the extent provided in said resolution or resolutions, shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation.

          Each such committee shall keep regular minutes of its proceedings and the same shall be recorded in the minute book of the corporation. The

Secretary or an Assistant Secretary of the Corporation may act as secretary for a committee if the committee so requests.

     31. Vacancies, Changes, Discharge. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

     32. Compensation. Members of any committee shall be entitled to such compensation for their services as members of such committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. Any member receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

     33. Action by Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

     34. Meetings by Telephone or Similar Communication Equipment. The members of any committee designated by the Board of Directors may participate in a meeting of such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other and participation in such meeting shall constitute presence in person at such meeting.

                                    NOTICES

     35. Form, Delivery. Whenever, under the provisions of law, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice unless otherwise specifically provided, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid. Such notices shall be deemed to be given at the time they are deposited in the United States mail. Notice to a director may also be given personally or by telegram sent to his address as it appears on the records of the Corporation.

     36. Waiver. Whenever any notice is required to be given under the provisions of law, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person, or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him or any director who attends a meeting of the Board of Directors without protesting, at the commencement of the meeting, such lack of notice, shall be conclusively deemed to have waived notice of such meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation, the Bylaws or by law.

                                    OFFICERS

     37. Designations. The officers of the Corporation shall be chosen by the Board of Directors. The Board of Directors may choose a Chairman of the Board, a Vice Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries and one or more Assistant Treasurers.

          The Board from time to time may also appoint such other officers and agents for the Corporation as it shall deem necessary or advisable. All appointed officers and agents shall exercise such powers and perform such duties as shall be determined from time to time by the Board, or by an elected officer empowered by the Board to make such determination.

     38. Term of Office. The Board shall elect or appoint a Chairman of the Board or President and Secretary at its first meeting after each annual meeting of the stockholders. The Board then or from time to time, may also elect or appoint one or more of the other prescribed officers as it shall deem advisable, but need not elect or appoint any officers other than a Chairman of the Board or President and a Secretary. All officers of the Corporation shall hold their offices at the pleasure of the Board or for such terms as the Board may specify, for the term for which he was elected and until his successor is elected and shall qualify, or until he resigns or is removed by the Board, whichever first occurs. An officer shall be deemed qualified when he enters upon the duties of the office to which he has been elected or appointed and furnishes any bond required by the Board; but the Board may also require of such person his written acceptance and promise faithfully to discharge the duties of such office.

     39. Removal. Any officer or agent elected or appointed by the Board of Directors, and any employee, may be removed or discharged by the Board, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Such removal shall not prejudice the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term of the Board of Directors.

     40. Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

     41. The Chairman of the Board. The Chairman of the Board, if any, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board of Directors, and shall co-extensively have those powers and that authority of the President, as set forth in Section 41 hereof. He shall, if present, preside at all meetings of stockholders and of the Board of Directors.

     42. The Vice Chairman of the Board. The Vice Chairman of the Board, if any, shall, in the absence of the Chairman of the Board or in the event of his disability, perform the duties and exercise the powers of the Chairman of the Board and shall generally assist the Chairman of the Board and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

     43. The President. The President shall be the chief executive officer of the Corporation unless otherwise designated by the Board of Directors, and subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation and general supervision over its other duties incident to the office of President. As provided for in Section 13 of these Bylaws, the President shall preside at all meetings of the stockholders and directors in the absence of the Chairman of the Board and the Vice-Chairman. The President shall have general and active management of the business of the Corporation and shall carry into effect all directions and resolutions of the Board.

          He may execute all bonds, notes, debentures, mortgages, and other contracts requiring a seal, under the seal of the Corporation, and may cause the seal to be affixed thereto, and all other instruments for and in the name of the Corporation.

          He, when authorized so to do by the Board, may execute powers of attorney from, for and in the name of the Corporation, to such proper person or persons as he may deem fit, in order that thereby the business of the Corporation may be furthered or action taken as may be deemed by him necessary or advisable in furtherance of the interests of the Corporation.

          Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon other person or persons.

          The President, shall, unless the Board otherwise provides, be an ex officio member of all standing committees. He shall have such general (and concurrent) executive powers and duties of supervision and management as are usually vested in the office of the President of a corporation.

          He shall have such other or further duties and authority as may be prescribed elsewhere in these Bylaws or from time to time by the Board of Directors, and the Board may from time to time divide the responsibilities, duties, and authority between them to such extent as it may deem advisable.

     44. Vice Presidents. The Vice Presidents in the order of their seniority, as determined by the Board, shall, in the absence, disability or inability to act of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors shall from time to time prescribe.

     45. The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board and, except as otherwise provided for in Section 13 of these Bylaws, all meetings of the stockholders, and shall record or cause to be recorded all votes taken and the minutes of all proceedings in a minute book of the corporation to be kept for that purpose. He shall perform like duties for the executive and other standing committees when requested by the Board or such committee to do so.

          His shall be the principal responsibility to give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, but this shall not lessen the authority of others to give such notice as is authorized elsewhere in these Bylaws.

          He shall see that all books, records, lists and information, or duplicates, required to be maintained at the registered or some office of the

Corporation in Delaware, or elsewhere, are so maintained.

          He shall keep in safe custody the seal of the Corporation, and when duly authorized to do so, shall affix the same to any instrument requiring it, and when so affixed, he shall attest the same by his signature.

          He shall perform such other duties and have such other authority as may be prescribed elsewhere in these Bylaws or from time to time by the Board of Directors or the President, under whose direct supervision he shall be.

          He shall have the general duties, powers and responsibilities of a Secretary of a corporation.

          The Assistant Secretaries, in the order of their seniority, in the absence, disability or inability to act of the Secretary, shall perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board may from time to time prescribe.

     46. The Treasurer and Assistant Treasurers. The Treasurer shall have responsibility for the safekeeping of the funds, and other valuable effects, including securities, of the Corporation, and shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He shall keep, or cause to be kept, all other books of account and accounting records of the Corporation, and shall deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

          He shall disburse, or permit to be disbursed, the funds of the Corporation as may be ordered, or authorized generally, by the Board and shall render to the chief executive officers of the Corporation and the directors, whenever they may require it, an account of all his transactions as Treasurer and of those under his jurisdiction, and of the financial condition of the corporation.

          He shall perform such other duties and shall have such other responsibility and authority as may be prescribed elsewhere in these Bylaws or from time to time by the Board of Directors.

          He shall have the general duties, powers and responsibility of a Treasurer of a Corporation, and shall be the chief financial and accounting officer of the Corporation.

          If required by the Board, he shall give the corporation a bond in a sum and with one or more sureties satisfactory to the Board for the faithful performance of the duties of his office, and for the restoration to the Corporation, in the case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control which belong to the Corporation.

          The Assistant Treasurers in the order of their seniority shall, in the absence, disability or inability to act of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors shall from time to time prescribe.

                                INDEMNIFICATION

     47.  Indemnification of Directors, Officers, Employees and Agents.

          (a) Directors. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding, including attorneys fees, to the full extent permitted by Delaware General Corporation Law, as amended, Section 145.

          (b) Officers, Employees and Agents. The Corporation may, at the discretion of the Board of Directors, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was an officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding, including attorneys fees, to the full extent permitted by Delaware general Corporation Law, as amended, Section 145.

          (c)  Expenses.

               (i) The Corporation shall pay the director, or such person or entity as the director may designate, on a continuing and current basis, and in any event not later than 10 business days following receipt by the Corporation of the director's request for reimbursement, all expenses, including attorneys fees, costs, settlements, fines and judgments incurred by or levied upon the director in connection with any action, suit or proceeding referred to in Section 47(a) of these Bylaws.


               (ii) To the extent that an officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 47(b) of these Bylaws or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorneys' fees.

               (iii) Expenses incurred by a director or officer in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the Corporation as authorized in these Bylaws. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          (d) Board Authorization. Any indemnification of directors, officers, employees or agents pursuant to this Section 47, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that such indemnification is proper in the circumstances because such director, officer, employee or agent has met the applicable standard of conduct set forth in Delaware General Corporation Law, as amended, Section 145. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

          (e) Notification and Defense of Claim. Promptly after receipt by a director, officer, employee or agent of notice of the commencement of any action, suit or proceeding, the director, officer, employee or agent will, if a claim in respect thereof is to be made against the Corporation, notify the Corporation of the commencement thereof. The failure to promptly notify the Corporation will not relieve the Corporation from any liability that it may have to the director, officer, employee or agent hereunder, except to the extent the Corporation is prejudiced in its defense of such claim as a result of such failure. Unless otherwise requested by the Board of Directors, written notification shall not be necessary if the director, officer, employee or agent informs a majority of the Board of Directors of the commencement of any such action, or, independent of such notification by the director, officer, employee or agent, a majority of the Board of Directors has reason to believe such action has been initiated or threatened. With respect to any such action, suit or proceeding as to which the director, officer, employee or agent is notified, or is deemed to have been notified, the Corporation of the commencement thereof, the following shall apply:

               (i) The Corporation will be entitled to participate therein at its own expense;

               (ii) Except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof with counsel reasonably satisfactory to the director, officer, employee or agent. After notice from the Corporation to the director, officer, employee or agent of its election so to assume the defense thereof, the Corporation will not be liable to the director, officer, employee or agent for any legal or other expenses subsequently incurred by the director, officer, employee or agent in connection with the defense thereof other than reasonable costs of investigation or unless: (A) the employment of separate counsel by the director, officer, employee or agent has been authorized by the Corporation; (B) the director, officer, employee or agent reasonably concludes that there may be a conflict of interest between the Corporation and the director, officer, employee or agent in the conduct of the defense of such action and that such conflict may lead to exposure for the director, officer, employee or agent not otherwise indemnifiable and the director, officer, employee or agent notifies the Corporation of such conclusion and decision to employ separate counsel; or (C) the Corporation fails to employ counsel to assume the defense of such action. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which the director, officer, employee or agent reasonably makes the conclusion provided for in (B) above; and

               (iii) The Corporation shall not be liable to indemnify the director, officer, employee or agent for any amount paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on the director, officer, employee or agent without the written consent of the director, officer, employee or agent. Neither the Corporation nor the director, officer, employee or agent will unreasonably withhold their consent to any proposed settlement.

          (f) Not exclusive. The indemnification and advancement of expenses provided by this Section 47 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, as amended from time to time, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

          (g) Further Indemnity. The Corporation shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Section 47, to any person who is or was a director, officer, employee or agent or to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct, or if it is determined by a final judgment or other final adjudication by a court of competent jurisdiction considering the question of indemnification that such payment of indemnification is or would be in violation of applicable law. The Corporation may enter into indemnification agreements with those directors and officers of the Corporation whom the Board of Directors authorizes, by vote of a majority of a quorum of disinterested directors. The form of such indemnification agreement shall also be approved by a vote of a majority of a quorum of disinterested directors.

          (h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 47. When, and if, the Corporation obtains such insurance coverage, the Corporation shall not be required to maintain such insurance coverage in effect; provided, however, that the Corporation notifies the covered person in writing within five business days of the making of the decision to not renew or replace such insurance policy. The maintenance of such insurance shall not diminish, relieve or replace the Corporation's liability for indemnification under the provisions hereof. A claim for reimbursement hereunder, shall not be denied on the basis that such amount may or will be covered by such insurance policy, if such payments from the insurance company will not be made to the covered person within 10 business days of the claim for reimbursement.

          (i)  Definitions.

               (i) For the purpose of this Section 47, references to the Corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section 47, with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

               (ii) For purposes of this Section 47, the following definitions shall apply:

                     (A) The term other enterprise shall include employee benefit plans.

                     (B) The term fines shall include any excise taxes assessed on a person with respect to an employee benefit plan.

                     (C) The term serving at the request of the Corporation shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants, or beneficiaries.

                     (D) A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation.

          (j) Rights to Indemnification. The rights granted or created hereby shall be vested in each person entitled to indemnification hereunder as a bargained-for, contractual condition of such person's acceptance of his election or appointment as a director or officer of the corporation or serving at the request of the corporation as a director or officer of any other corporation or organization and while this Section 47 may be amended or repealed, no such amendment or repeal shall release, terminate or adversely affect the rights of such person under this Section 47 with respect to any act taken or the failure to take any act by such person prior to such amendment or repeal or with respect to any action, suit or proceeding with respect to such act or failure to act filed after such amendment or repeal.

                               STOCK CERTIFICATES

     48.  Form, Signatures.

          (a) The certificates representing shares of stock of the Corporation shall be numbered, shall be in such form as may be prescribed by the Board of Directors in conformity with law, and shall be entered in the stock books of the Corporation as they are issued, and such entries shall show the name and address of the person, firm, partnership, corporation or association to whom each certificate is issued. Each certificate shall have printed, typed or written thereon the name of the person, firm, partnership, corporation or association to whom it is issued, and number of shares represented thereby and shall be signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President, and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation and sealed with the seal of the Corporation, which seal may be facsimile, engraved or printed. If the Corporation has a registrar, a transfer agent, or a transfer clerk who actually signs such certificates, the signature of any of the other officers above mentioned may be facsimile, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer were an officer at the date of its issue.

          (b) All stock certificates representing shares of stock which are subject to restrictions on transfer or to other restrictions may have imprinted thereon such notation to such effect as may be determined by the Board of Directors.

     49. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum, or other security in such form as it may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

     50.  Transfers of Shares, Transfer Agent, Registrar.

          (a) Transfers of shares of stock shall be made on the stock record or transfer books of the Corporation only by the person named in the stock certificate, or by his attorney lawfully constituted in writing, and upon surrender of the certificate therefor. The stock record book and other transfer records shall be in the possession of the Secretary or of a transfer agent or clerk for the Corporation. The Corporation, by resolution of the Board, may from time to time appoint a transfer agent, and, if desired, a registrar, under such arrangements and upon such terms and conditions as the Board deems advisable; but until and unless the Board appoints some other person, firm or Corporation as its transfer agent (and upon the revocation of any such appointment, thereafter until a new appointment is similarly made) the Secretary of the Corporation shall be the transfer agent or clerk of the Corporation, without the necessity of any formal action of the Board, and the Secretary shall perform all of the duties thereof.

          (b) Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or its transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate and to record the transaction upon its book.

          (c) Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its stock to receive dividends or other distributions, to vote as such owner, and to hold liable for calls and assessments a person who is registered on its books as the owner of shares of its stock. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

          (d) If a stockholder desires that notice and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), such stockholder shall have the duty to notify the Corporation (or the transfer agent or registrar, if any) in writing, of such desire. Such written notice shall specify the alternate name or address to be used.

     51.  Record Date.

          (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be less than 10 nor more than 60 days before the date of such meeting, nor more than 60 days prior to any other action; provided, however, any record date for determining stockholders entitled to consent to corporate actions in writing without a meeting may not be more than 10 days after the date upon which the resolution fixing the record date is adopted; provided, further, any record date established by the Board of Directors may not precede the date upon which the resolution fixing the record date is adopted.

          (b)  If no record date is fixed:

               (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

               (ii) The record date for determining stockholders entitled to express written consent to corporate action without a meeting shall be: (A) if no prior action by the Board of Directors is necessary, the first date on which a signed written consent setting forth the action taken is delivered to the Corporation; and (B) if prior action by the Board of Directors is required, the close of business on the day the Board of Directors adopts the resolution taking the prior action.

          (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                               GENERAL PROVISIONS

     52. Dividends. Ordinary dividends upon the shares of the Corporation, subject to the provisions of the Certificate of Incorporation, and of any applicable law or statute, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of its stock, and to the extent and in the manner provided by law, out of any available earned surplus or earnings of the Corporation.

          If the dividend is to be paid in shares of the Corporation's theretofore unissued capital stock, the Board of Directors shall, by resolution, direct that there be transferred from surplus to the capital account in respect of such shares, an amount which is not less than the par value of the shares being declared as a dividend. No transfer from surplus to capital shall be necessary if shares are being distributed by the Corporation pursuant to a split-up or division of its stock, rather than as payment of a dividend declared payable in stock of the Corporation.

          Liquidating dividends or dividends representing a distribution of paid-in surplus or a return of capital shall be made only when and in the manner permitted by law.

     53. Reserves. The Board of Directors shall have full power, subject to the provisions of law and the Certificate of Incorporation, to determine whether any, and if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum which may be set aside or reserved over and above the paid in capital of the Corporation for working capital or as a reserve for any proper purpose, and may from time to time increase, diminish or vary such fund or funds.

     54. Checks. All checks or instruments for the payment of money and all notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. If no such designation is made, and unless and until the Board otherwise provides, the Chairman of the Board or President and Secretary, or the Chairman of the Board or President and Treasurer, shall have power to sign all such instruments for, in behalf of and in the name of the Corporation, which are executed or made in the ordinary course of the Corporation's business.

     55. Fiscal Year. The Board of Directors shall have the paramount power to fix, and from time to time, to change the fiscal year of the Corporation.

     56. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of incorporation and the words: Corporate Seal Delaware. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

     57. Severability. Whenever possible, each provision of these Bylaws shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of these Bylaws shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of these Bylaws.

                                   AMENDMENTS

     58. Amendments. Except as otherwise provided herein, the Bylaws of the Corporation may from time to time be repealed, amended or altered, or new Bylaws may be adopted, in either of the following ways:

          (a) By the affirmative vote of the holders of at lease sixty-six and two-thirds percent of the outstanding shares of all classes of stock of the Corporation entitled to vote in the election of directors voting as one class at any annual or special meeting thereof; or

          (b) By resolution adopted by a majority of the members of the Board of Directors then in office; provided, however, that the power of the directors to suspend, repeal, amend or otherwise alter the Bylaws or any portion thereof may be denied as to any Bylaws or portion thereof enacted by the stockholders pursuant to (a) above, if at the time of such enactment the stockholders shall so expressly provide.